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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: March 12, 2004

                        (Date of earliest event reported)

                        THE REYNOLDS AND REYNOLDS COMPANY

             (Exact name of registrant as specified in the charter)



OHIO                                        1-10147                31-0421120
(State or other jurisdiction of     (Commission File No.)       (IRS Employer
incorporation)                                            Identification No.)

                        THE REYNOLDS AND REYNOLDS COMPANY

                                ONE REYNOLDS WAY

                               Dayton, OHIO 45402

                    (Address of Principal Executive Offices)

                                 (937) 485-2000

               (Registrant's telephone number including area code)

                             115 SOUTH LUDLOW STREET

                               DAYTON, OHIO 45402

          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On March 12, 2004, The Reynolds and Reynolds Company issued the press release attached hereto as Exhibit 99.1 relating to The Reynolds and Reynolds Company's response to Moody's debt rating action. The press release is hereby incorporated by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE REYNOLDS AND REYNOLDS COMPANY

                                       By: /s/ Douglas M. Ventura
                                       ____________________________

                                       Douglas M. Ventura, Vice President,
                                       General Counsel and Secretary

Dated: March 15, 2004



     EXHIBIT INDEX
     -------------
          99.1 Press Release of The Reynolds and Reynolds Company dated March 12, 2004.